UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2018

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On September 4, 2018, EyeGate Pharmaceuticals, Inc. (the “Company”) issued two press releases announcing (i) top line results from a Phase 3 study of the Company’s EGP-437 combination product in patients with non-infectious anterior segment uveitis and (ii) updates relating to the Company’s ongoing studies of its EyeGate Ocular Bandage Gel (“OBG”) product candidate, including the randomization of the first three patients in one of the studies.

The press releases are filed as Exhibit 99.1 and Exhibit 99.2 and investors should read each press release in its entirety, including the cautionary statements regarding forward looking statements therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files the following exhibits:

99.1	Press Release of the Company, dated as of September 4, 2018.
99.2	Press Release of the Company, dated as of September 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: September 4, 2018

Exhibit Index

99.1	Press Release of the Company, dated as of September 4, 2018.
99.2	Press Release of the Company, dated as of September 4, 2018.